Exhibit 13

MITSUBISHI UFJ FINANCIAL GROUP, INC.

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2018 as filed with the US Securities and Exchange Commission on the date hereof (the “Report”), I, Nobuyuki Hirano, President & Group Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 12, 2018

/s/ Nobuyuki Hirano
Name: Nobuyuki Hirano Title: President & Group Chief Executive Officer

MITSUBISHI UFJ FINANCIAL GROUP, INC.

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2018 as filed with the US Securities and Exchange Commission on the date hereof (the “Report”), I, Muneaki Tokunari, Director and Group Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 12, 2018

/s/ Muneaki Tokunari
Name: Muneaki Tokunari Title: Group Chief Financial Officer